                                                                    Exhibit 99.1


                                           DOLLAR TREE STORES, INC.
                                    Condensed Consolidated Income Statements
                               For the Three Months and Six Months Ended June 30
                                 (Amounts in thousands, except per share data)



                                                         Second Quarter                     Year-to-Date
                                                         --------------                     ------------
                                                      2001            2000              2001            2000
                                                   ------------   -------------     -------------   -------------

                                                    (unaudited)      (unaudited)      (unaudited)    (unaudited)

Net sales                                            $ 440,361       $ 384,503         $ 827,680       $ 711,614

Cost of sales                                          283,274         246,458           539,132         459,996
Merger-related costs (a)                                     -           1,100                 -           1,100

Gross profit                                           157,087         136,945           288,548         250,518
                                                         35.7%           35.6%             34.9%           35.2%

Operating expenses                                     108,854          87,697           210,545         169,358
                                                         24.7%           22.8%             25.4%           23.8%

Merger-related expenses (a)                                  -           3,266                 -           3,266
Depreciation/amortization                               12,988           9,556            24,819          18,249

Operating income                                        35,245          36,426            53,184          59,645
                                                          8.0%            9.5%              6.4%            8.4%

Interest income (expense), net                            (204)           (618)              183          (1,118)
Other income (expense)                                     197               -              (595)              -

Earnings before income taxes                            35,238          35,808            52,772          58,527
                                                          8.0%            9.3%              6.4%            8.2%

Income tax expense                                      13,580          14,273            20,331          23,040

Net earnings before extraordinary item                  21,658          21,535            32,441          35,487

Loss on debt extinguishment,
 net of tax benefit of $242                                  -             387                 -             387

Net earnings                                            21,658          21,148            32,441          35,100
                                                          4.9%            5.5%              3.9%            4.9%

Net earnings available to common shareholders (b)       21,658          20,811            32,441          33,687
                                                          4.9%            5.4%              3.9%            4.7%

Net earnings per common share:
  Basic                                                 $ 0.19          $ 0.20            $ 0.29          $ 0.34
  Weighted average number of shares                    112,182         101,615           112,140         100,323

  Diluted                                               $ 0.19          $ 0.19            $ 0.29          $ 0.31
  Weighted average number of shares                    112,852         111,748           112,808         110,197

     (a) Merger related costs and expenses, net of taxes, were $3,134 for the second quarter and six months ended June 30, 2000.

     (b) Amounts include accretion of the cumulative preferred stock to redemption value, accrued preferred stock dividends and amortization of the discount on preferred stock.
         The amounts deducted from net earnings available to common shareholders are $337 for the quarter ended June 30, 2000, and $1,413 for the six months ended June 30, 2000.

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

                                                DOLLAR TREE STORES, INC.
                                         Condensed Consolidated Balance Sheets
                                                (Dollars in thousands)



                                                           June 30,             December 31,            June 30,
                                                            2001                   2000                  2000
                                                         -------------        --------------          -------------
                                                          (unaudited)                                  (unaudited)

Cash and cash equivalents                                 $  90,672             $ 181,166               $  55,417
Merchandise inventories                                     334,614               258,687                 284,517
Other current assets                                         39,113                37,661                  21,207
                                                          ---------             ---------               ---------
  Total current assets                                      464,399               477,514                 361,141
                                                          ---------             ---------               ---------

Property and equipment, net                                 250,001               211,632                 184,374
Goodwill, net                                                39,367                40,376                  41,385
Other assets, net                                            18,507                17,337                  15,879
                                                          ---------             ---------               ---------

  Total assets                                            $ 772,274             $ 746,859               $ 602,779
                                                          =========             =========               =========


Accounts payable                                          $  94,692             $  75,404               $  76,846
Income taxes payable                                         10,661                23,448                   4,768
Other current liabilities                                    38,391                50,453                  28,960
Current portion of long-term debt                            25,000                25,000                  25,025
                                                          ---------             ---------               ---------
  Total current liabilities                                 168,744               174,305                 135,599
                                                          ---------             ---------               ---------

Long-term debt, excluding current portion                    12,000                18,000                  18,000
Other liabilities                                            37,257                35,896                  36,710
                                                          ---------             ---------               ---------

  Total liabilities                                         218,001               228,201                 190,309
                                                          ---------             ---------               ---------

Shareholders' equity                                        554,273               518,658                 412,470
                                                          ---------             ---------               ---------

Total liabilities and
 shareholders' equity                                     $ 772,274             $ 746,859               $ 602,779
                                                          =========             =========               =========


STORE DATA:
Number of stores open at
  end of period                                               1,863                 1,729                   1,634
Total gross square footage
  (in thousands)                                             11,463                 9,832                   8,799



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

                                                DOLLAR TREE STORES, INC.
                                        Condensed Consolidated Statements of Cash Flows
                                                (Amounts in thousands)



                                                                      Six months ended      Year ended        Six months ended
                                                                          June 30,         December 31,          June 30,
                                                                            2001              2000                 2000
                                                                      -----------------   --------------       --------------
                                                                         (unaudited)                            (unaudited)

Cash flows from operating activities:
     Net income                                                           $ 32,441          $ 121,622            $  35,100
                                                                          --------          ---------            ---------
     Adjustments to reconcile net income to net cash provided by
        (used in) operating activities:
        Depreciation and amortization                                       24,819             41,971               18,249
        Other non-cash adjustments                                          (1,032)            14,813                9,075
        Changes in working capital                                         (78,317)           (71,141)            (121,473)
                                                                          --------          ---------            ---------
           Total adjustments                                               (54,530)           (14,357)             (94,149)
                                                                          --------          ---------            ---------
              Net cash provided by (used in) operating activities          (22,089)           107,265              (59,049)
                                                                          --------          ---------            ---------
Cash flows from investing activities:
     Capital expenditures                                                  (62,833)           (95,038)             (44,532)
     Proceeds from sale of property and equipment                               34                271                  142
                                                                          --------          ---------            ---------
              Net cash used in investing activities                        (62,799)           (94,767)             (44,390)
                                                                          --------          ---------            ---------

Cash flows from financing activities:
     Net change in revolving credit facilities                                -                (6,500)              (6,500)
     Repayment of long-term debt and facility fees                          (6,239)           (27,708)             (27,683)
     Principal payments under capital lease obligations                     (1,755)            (3,274)              (1,567)
     Proceeds from stock issued pursuant to stock-based
        compensation plans                                                   2,388             24,563               13,019
                                                                          --------          ---------            ---------
              Net cash used in financing activities                         (5,606)           (12,919)             (22,731)
                                                                          --------          ---------            ---------
Net decrease in cash and cash equivalents                                  (90,494)              (421)            (126,170)
Cash and cash equivalents at beginning of period                           181,166            181,587              181,587
                                                                          --------          ---------            ---------
Cash and cash equivalents at end of period                                $ 90,672          $ 181,166            $  55,417
                                                                          ========          =========            =========

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